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                                                                    Exhibit 10.C

                     AMENDMENT NO. 3 TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

      This Amendment No. 3 to Amended and Restated Receivables Purchase Agreement (this "Amendment") is entered into as of December 9, 2002, among Avnet Receivables Corporation, a Delaware corporation ("Seller"), Avnet, Inc., a New York corporation ("Avnet"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Partv"), each Financial Institution signatory hereto (the "Financial Institutions"), each Company signatory hereto (the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the "Agent").

                                    RECITALS

      Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 2 thereto, dated as of November 25, 2002 (such Amended and Restated Receivables Purchase Agreement, as so amended, the "Purchase Agreement").

      Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

      Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

                                         AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
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      Section 2. Amendment. Subject to the terms and conditions set forth herein, Section 9.1(l) of the Purchase Agreement is hereby amended by replacing the phrase "December 10, 2002" in such section with the phrase "December
12, 2002".

      Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

            (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

            (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

            (c) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

      Section 4. Miscellaneous.

            (a) Effect; Ratification. The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties,

                                         AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       2
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covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

            (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

            (c) Costs, Fees and Expenses. Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

            (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

            (e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

            (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

            (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                            (Signature Pages Follow)

                                         AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       3
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                       AVNET RECEIVABLES CORPORATION, as Seller


                                       /s/ David R. Birk
                                       ----------------------------------------
                                       Name:  David R. Birk
                                       Title: Vice President


                                       AVNET, INC., as Servicer


                                       /s/ Raymond Sadowski
                                       -----------------------------------------
                                       Name:  Raymond Sadowski
                                       Title: Senior Vice President and
                                              Chief Financial Officer


                                       PREFERRED RECEIVABLES FUNDING
                                       CORPORATION, as a Company


                                       By:
                                       -----------------------------------------
                                               Authorized Signer


                                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                       as a Financial Institution and as Agent


                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                         AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                              RECEIVABLES   PURCHASE   AGREEMENT
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.


                                       AVNET RECEIVABLES CORPORATION, as Seller


                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                       AVNET, INC., as Servicer


                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                       PREFERRED RECEIVABLES FUNDING
                                       CORPORATION, as a Company


                                       By: [SIGNATURE GRAPHIC]
                                       -----------------------------------------
                                       Authorized Signer


                                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                       as a Financial Institution and as Agent


                                       By: /s/ John L. Loy
                                       -----------------------------------------
                                       Name:  JOHN L. LOY
                                       Title: DIRECTOR, CAPITAL MARKETS


                                         AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
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                                       LIBERTY STREET FUNDING CORP., as a
                                       Company


                                       By: /s/ Andrew L. Stidd
                                       -----------------------------------------
                                       Name:  ANDREW L. STIDD
                                       Title: PRESIDENT


                                       THE BANK OF NOVA SCOTIA, as a Financial
                                       Institution


                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                         AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
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                                       LIBERTY STREET FUNDING CORP., as a
                                       Company


                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                       THE BANK OF NOVA SCOTIA, as a Financial
                                       Institution


                                       By: /s/ Norman Last
                                       -----------------------------------------
                                       Name:  NORMAN LAST
                                       Title: MANAGING DIRECTOR


                                         AMENDMENT NO. 3 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT